EXHIBIT 10.23

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is entered into and dated as of March 7, 2012 (this “Agreement”), by and among Micro Imaging Technology, Inc., a California corporation (the “Company”), and Alpine MIT Partners, LLC, a Delaware limited liability company (“Purchaser”).

WITNESSETH

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Purchaser, as provided herein, and Purchaser shall purchase (a) One Million Dollars (US$1,000,000) original principal amount of 7% Senior Secured Convertible Debentures in the form attached hereto as Exhibit A (the “Initial Convertible Debenture”), which shall be convertible at an initial conversion price of $0.003 per share into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) (as converted, the “Initial Conversion Shares”), and (b) the Additional Investment Right issued and sold under this Agreement, in the form of Exhibit B (the “Additional Investment Right”) to purchase an additional One Million Dollars (US$1,000,000) of original principal amount of 7% Senior Secured Convertible Debentures in the form attached hereto as Exhibit A thereto (the “Additional Convertible Debenture”), which shall be convertible at an initial conversion price of (x) $0.00375 per share of Common Stock during the first six months from the date hereof, (y) $0.005 per share of Common Stock during the period commencing immediately after the six month anniversary date of this Agreement and ending on the nine-month anniversary date of this Agreement and (z) $0.0075 per share of Common Stock during the period commencing immediately after the ninth month anniversary date of this Agreement and ending on the twelve-month anniversary date of this Agreement (as converted, the “Additional Conversion Shares”). The Initial Convertible Debenture, the Additional Investment Right, the Additional Convertible Debenture, the Initial Conversion Shares and the Additional Conversion Shares are collectively referred herein as the “Securities.” The Initial Convertible Debenture and the Additional Convertible Debenture are collectively referred herein as the “Convertible Debentures.” The Initial Conversion Shares and the Additional Conversion Shares are collectively referred herein to as the “Conversion Shares.”

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security, Security Agreement and Financing Statement in the form attached hereto as Exhibit C (the “Security Agreement”), pursuant to which the Company has agreed to provide Purchaser a security interest in Collateral (as this term is defined in the Security Agreement), to secure the Company’s obligations under this Agreement, the Initial Convertible Debenture, the Additional Convertible Debenture, the Additional Investment Right and the Security Agreement and any other agreements ancillary or related hereto or thereto (collectively, the “Transaction Documents”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

1.	PURCHASE AND SALE OF INITIAL CONVERTIBLE DEBENTURE.

(a)          Purchase of Securities. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, Purchaser agrees to purchase, and the Company agrees to sell and issue to Purchaser, the Securities, all in the amounts and on the dates, respectively, as set forth herein.

(b)          Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined below), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Initial Debenture and the Additional Investment Right for an aggregate purchase price of $1,000,000. The closing of the purchase and sale of the Securities shall take place within 30 days from the date hereof, on such date as is mutually agreed to by the Company and Purchaser, subject to notification of satisfaction of the conditions to the Closing set forth herein and in Section 5 below (the “Closing”).

(b)          Closing Deliveries. At the Closing, the Company shall deliver or cause to be delivered to Purchaser the following:

(i)         the Convertible Debenture, registered in the name of Purchaser, in the original principal amount of $1,000,000.00;

(ii)         the Additional Investment Right, registered in the name of Purchaser, pursuant to which Purchaser shall have the right to acquire an additional Convertible Debenture with an original principal amount of up to $1,000,000.00;

(iii)        the legal opinion of Company Counsel, in the form of Exhibit D, executed by such counsel and delivered to the Purchasers; and

(vi)         the Security Agreement duly executed by the Company in favor of the Purchaser;

(vii)        proper financing statements in form appropriate for filing under the Uniform Commercial Code or similar legislation of all jurisdictions that the Purchaser(s) may reasonably deem necessary or desirable in order to perfect and protect the liens and security interests created under the Security Agreement, covering the collateral described in the Security Agreement;

(viii)        a check in the amount of $75,000 as payment of Purchaser’sa non-accountable expense reimbursement, and

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(ix)          any other document reasonably requested by the Purchaser or Purchaser’s Counsel.

At the Closing, Purchaser shall deliver or cause to be delivered to the Company $1,000,000 in United States dollars in immediately available funds, by wire transfer, to an account designated in writing by the Company for such purpose.

2.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Purchaser that as of the date hereof:

(a)          Organization and Qualification. The Company’s public filings with the United States Securities and Exchange Commission (the “SEC”), (collectively, the “SEC Filings”), contain a list of all direct and indirect subsidiaries of the Company, the names of each person that owns equity of such subsidiaries and the percentage of equity owned by each such person. Except as set forth in the SEC Filings, the Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted and proposed to be conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b)          Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Conversion Shares in accordance with the terms of the Convertible Debentures, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures, the Additional Investment Right, and the reservation for issuance and the issuance of the Conversion Shares upon conversion of the Convertible Debentures have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

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(c)           Capitalization. The SEC Filings correctly set forth all shares that are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. As of the date of this Agreement, except as set forth in the SEC Filings, (i) there are no outstanding options, Additional Investment Right, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, Additional Investment Right, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no outstanding debt securities, and no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or conversion of the Convertible Debentures. Attached hereto as Schedule 2(c) is a table showing the capitalization of the Company, on a pro forma basis, giving effect to the issuance of all the Conversion Shares and the subsequent issuance of all shares of Common Stock issuable upon exercise, conversion or exchange of all options, Additional Investment Right or other rights to acquire Common Stock and all securities convertible into or exercisable or exchangeable for Common Stock. The SEC Filings contain true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

(d)          Issuance of Securities. The Convertible Debentures are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued and free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Convertible Debentures will be duly authorized and reserved for issuance. Upon conversion in accordance with the terms of the Convertible Debentures, the Conversion Shares will be duly issued, fully paid and nonassessable.

(e)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, Security, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries, except as set forth in the SEC Filings. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

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(f)          Financial Statements and SEC Reports. Attached hereto as Schedule 2.1(f) are true and complete copies of audited financial statements of the Company for its fiscal years ending October 31, 2010 and “2011. and the unaudited financial statements of the Company for the three-months ending January 31, 2012 (collectively, (the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved, and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended. Neither the Financial Statements nor any other information provided by or on behalf of the Company to Purchaser, including, without limitation, information referred to in this Agreement, collectively contain any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since October 31, 2011, no changes, occurrences or developments shall have occurred or become known to the Company that would be reasonably expected to have a material adverse effect on the business, properties, prospects, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries taken individually or in the aggregate (a “Material Adverse Effect”). The Company and its subsidiaries have no material liability, contingent or otherwise except those reflected on the Financial Statements and those incurred in the ordinary course since October 31, 2011. A copy of all reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports” are available for review on the SEC’s website, www.sec.gov. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(g)          Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby or (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

(h)          Acknowledgment Regarding Purchaser’s Purchase of the Convertible Debentures. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length Purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser’s purchase of the Convertible Debentures or the Conversion Shares. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(i)          No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Convertible Debentures, the Additional Investment Right, the Conversion Shares or the Warrant Shares (collectively, the “Securities”).

(j)          No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

(k)         Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company’s or its subsidiaries’ employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

(l)          Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing that reasonably could be expected to result in a Material Adverse Effect.

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(m)         Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), except where non- compliance could not reasonably be expected to result in a Material Adverse Effect (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, except where failure to receive such permits could not reasonably be expected to result in a Material Adverse Effect and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

(n)          Collateral. The Company holds good and marketable title in and to the Collateral, free and clear of all liens, charges, security interests, options, claims, mortgagess, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever, except as set forth in the SEC Filings. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(o)          Insurance. Except as set forth in the SEC Filings, the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

(p)          Regulatory Permits. Except as set forth in the SEC Filings, the Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, the revocation or modification of which could reasonably be expected to result in a Material Adverse Effect.

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(q)          Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(r)          No Material Adverse Breaches, etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.

(s)          Tax Status. The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(t)          Certain Transactions. Except as disclosed in the SEC Filings and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(u)          Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties. All required right of first refusal notices have been duly given and the applicable exercise period, applicable to the transactions contemplated by the Transaction Documents, has expired in accordance with its terms and none of the Convertible Debentures, the Additional Investment Right, or the Conversion Shares, when issued as contemplated hereby, will be subject to, or give rise to, any right of first refusal or similar right.

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(v)         Brokerage Fees. No broker’s, finder’s or placement fee or commission will be payable to any person retained by or on behalf of the Company or its subsidiaries with respect to any of the transactions contemplated by this Agreement or any of the other Transaction Documents. The Company hereby indemnifies the Purchaser against and agrees that it will hold the Purchaser harmless from any claim, demand or liability, including reasonable attorneys’ fees, for any broker’s, finder’s or placement fee or commission alleged to have been incurred by such indemnifying party.

(w)         Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(x)          No Violation. The issuance and sale of the Securities contemplated hereby does not conflict with or violate any rules or regulations of the Trading Market.

(y)         Investment Company. The Company is not, and is not an Affiliate of, an investment company within the meaning of the Investment Company Act of 1940, as amended.

(z)          Ranking. As of the date of this Agreement, no indebtedness of the Company is senior to the Convertible Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

3.           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser represents and warrants to the Company that as of the date hereof:

(a)          Knowledge, Skill and Experience. It has substantial knowledge, skill and experience in making investment decisions of the type represented by the shares of Common Stock issuable upon conversion of the Convertible Debentures and exercise of the Additional Investment Right.

(b)          Capable of Bearing Risks. It is capable of evaluating the risk of its investment in the Securities and is able to bear the economic risk of such investment, including the risk of losing the entire investment.

(c)          Acquiring for its Own Account. The Securities will be acquired by it for investment purposes only, for its own account and not with a present view to any distribution thereof in violation of applicable securities laws.

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(d)          Compliance with Securities Law. If the Purchaser should in the future decide to dispose of the Securities, it is understood that it may so do only in compliance with the Securities Act and applicable state securities laws.

(e)          Access to Information. The Company has made available to the Purchaser the opportunity to ask questions of and to receive answers from the Company’s officers, directors and other authorized representatives concerning the Company and its business and prospects and the Purchaser has been permitted to have access to all information which it has requested in order to evaluate the merits and risks of the purchase of the Securities.

(f)          Acknowledgement. The Purchaser understands that:

(i)          the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act;

(ii)         the Securities must be held indefinitely unless they are registered under the Securities Act and applicable state securities laws or a subsequent disposition thereof is exempt from such registration (and, upon request, evidence satisfactory to the Company is provided by the Purchaser of the availability of such exemptions, including, upon request, the delivery to the Company of an opinion of counsel, which opinion is reasonably satisfactory to the Company); and

(iii)        the Securities may bear a legend to such effect.

The Company acknowledges and agrees that Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

4.            COVENANTS.

(a)          Best Efforts. The Company shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement.

(b)          Securities Laws. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities, or obtain an exemption for the Securities for sale to the Purchaser at the Closing pursuant to this Agreement under the Securities Act and applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

(c)           Use of Proceeds. The Company will use the proceeds from the sale of the Securities primarily for product development and initial product roll-out, substantially in accordance with the budget, which is attached hereto as Exhibit 4(c) (the "Budget"); provided, that any adverse deviation from the Budget in excess of $10,000.00 shall require the prior written approval of the Purchaser.

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(d)          Reservation of Shares. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares and Warrant Shares. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares, the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized.

(e)          Corporate Existence. So long as at least $500,000 original principal amount of the Convertible Debentures remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions (each such transaction, an “Organizational Change”) unless, prior to the consummation of an Organizational Change, the Company obtains the written consent of the Purchaser. In any such case, the Company will make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 4(e) will thereafter be applicable to the Convertible Debentures.

(f)          Purchaser’s Right of First Refusal. As long as at least $500,000 original principal amount of the Convertible Debentures is outstanding, if the Company intends to raise additional capital by the issuance or sale of capital stock of the Company, including without limitation shares of any class of common stock, any class of preferred stock, options, Additional Investment Right or any other securities convertible or exercisable into shares of common stock (whether the offering is conducted by the Company, underwriter, placement agent or any third party) the Company shall be obligated to offer to the Purchaser such issuance or sale of capital stock, by providing in writing the principal amount of capital it intends to raise and outline of the material terms of such capital raise, prior to offering such issuance or sale of capital stock  to any third parties including, but not limited to, current or former officers or directors, current or former shareholders and/or investors of the obligor, underwriters, brokers, agents or other third parties.  The Purchaser shall have thirty (30) business days from receipt of such notice of the sale or issuance of capital stock to exercise its right during the thirty (30) business days following receipt of the notice to purchase all or a portion of such offered Common Stock, any class of preferred stock, options, Additional Investment Right or any other securities convertible or exercisable into shares of Common Stock in accordance with the terms and conditions set forth in the notice of sale.

(g)          Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal, the interest, the premium (if any) and any other amounts owing under this Agreement and the Convertible Debentures, in each case when due under the terms of this Agreement and the Convertible Debentures, and the Company will observe and comply with all other requirements applicable to it pursuant to this Agreement and the other Transaction Documents, subject in each case to applicable notice and grace periods.

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(h)          Payment of Obligations. The Company and its subsidiaries shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations and liabilities of whatever nature, except (a) when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP, with respect thereto have been provided on the books of the Company, (b) for delinquent obligations which do not have a Material Adverse Effect, or (c) for trade and other accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Company and its subsidiaries, as the case may be.

(i)          Conduct of Business and Maintenance of Existence. Subject to this Agreement, the Company and its subsidiaries shall continue to engage in the business as the same is now conducted by it, and preserve, renew and keep in full force and effect and in good standing its corporate existence and take all reasonable action to maintain all material rights, privileges, franchises, permits, licenses and approvals, copyrights, patents, trademarks, licenses and trade names necessary or desirable in the normal conduct of the Company’s business except for rights, privileges, franchises, permits, licenses and approvals, copyrights, patents, trademarks and tradenames the loss of which would not in the aggregate reasonably be expected to result in a Material Adverse Effect, and except as otherwise permitted by this Agreement.

(j)          Maintenance of Properties. The Company and its subsidiaries shall keep its properties in such reasonable repair, working order and condition, normal wear and tear excepted, and shall from time to time make such reasonable repairs, replacements, additions and improvements thereto, as are necessary for the efficient operation of the Company’s business and shall comply at all times in all material respects with all material franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where (i) compliance is at the time being contested in good faith by appropriate proceedings and (ii) failure to comply with the provisions being contested has not resulted, and does not create a material risk of resulting, in the aggregate in any Material Adverse Effect.

(k)          Compliance with Law. The Company and its subsidiaries shall comply in all material respects with all requirements of law, except where (a) compliance therewith shall at the time be contested in good faith by appropriate proceedings and (b) failure so to comply with the provisions being contested has not resulted, and does not create a material risk of resulting, in the aggregate, in any Material Adverse Effect.

(l)          Compliance with Transaction Documents. The Company and its subsidiaries shall comply in all material respects with all the Transaction Documents (to the extent not in violation of the other provisions of this Agreement).

(m)          Insurance. Except as set forth in the SEC Filings, the Company and its subsidiaries shall at all times from and after the date of the Closing, maintain in full force and effect insurance with reputable and solvent insurance carriers in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice in the Company’s business.

(n)          Environmental Laws. The Company and its subsidiaries shall comply in all material respects, with the provisions of all applicable environmental laws, and shall keep its owned properties free of any lien imposed pursuant to any environmental law. Neither the Company nor any of its subsidiaries shall generate, store, transport or dispose of any hazardous material on the properties of the Company or its subsidiaries except as may be allowed under valid permits.

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(o)          Restricted Payments. Neither the Company nor any of its subsidiaries shall, directly or indirectly, declare, order or pay any dividends or make any distributions of any kind on its outstanding capital stock or any other payments of any kind to any of the holders of its capital stock in respect of such capital stock (including any redemption, purchase or acquisition of the same) or make or set apart any sum, payment, dividend, distribution or property for such purpose (or become contractually committed to do so), except that the Company’s subsidiaries may pay dividends or make distributions to the Company.

(p)          Financial Statements and Reports. The Company and its subsidiaries shall maintain a system of accounting in which entries that are correct in all material respects shall be made of all transactions in relation to their business and affairs in accordance with GAAP consistent with past practices.

(q)          Annual Reports. Unless the Company files such information with the SEC, the Company shall furnish to the Purchaser as soon as available, and in any event within 90 days after the end of each fiscal year, the consolidated balance sheet of the Company and its subsidiaries as at the end of such fiscal year, the consolidated statement of income, statement of changes in stockholders’ equity and statement of cash flows of the Company and its subsidiaries as at the end of such fiscal year (all in reasonable detail) and, in the case of consolidated financial statements, comparative figures for the immediately preceding fiscal year.

(r)          Quarterly Reports. Unless the Company files such information with the SEC, the Company shall furnish to the Purchaser as soon as available and, in any event, within 45 days after the end of each of the first three fiscal quarters of the Company each year, the unaudited consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal quarter, the consolidated statement of income and the statement of cash flows of the Company and its subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and comparative figures for the same period in the preceding fiscal year.

(s)          Other Information. From time to time at reasonable intervals upon request of any authorized officer of the Purchaser, the Company and its subsidiaries shall furnish to the Purchaser such other information regarding the Company’s business, assets, financial condition, income or prospects as such officer may reasonably request, including copies of all tax returns of the Company and its subsidiaries and any licenses, agreements, leases and instruments to which any of the Company or its subsidiaries is party.

(t)          No Senior Indebtedness. As long as any part of the Convertible Debentures is outstanding, the Company shall not incur any indebtedness, liability or obligation that is senior to the Convertible Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

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(u)          Board of Directors. Immediately after the Closing, the size of the Company’s Board of Directors shall be increased to seven members and the Company shall use its best efforts to cause four directors selected by Purchaser (the “Purchaser Nominees”) to be appointed to the Board of Directors and to nominate the Purchaser Nominees to serve on the Board of Directors at any subsequent stockholders’ meeting for the election of directors..

(v)         Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities (including the Conversion Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities (including the Conversion Shares) pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Purchaser.

(w)          No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any subsidiary to take or permit any action that impairs or adversely affects the rights of the Purchaser under the Transaction Documents.

(x)          Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Conversion Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

(y)          MFN Provision. If the Company or any Subsidiary of the Company offers to issue or issues to any Person any security of the Company or any Subsidiary of the Company (“New Securities”), then the Company shall offer to each Purchaser the right to exchange all or a portion of the securities then held by such Purchaser (the “Existing Securities”), plus accumulated and unpaid interest and dividends, of such Existing Securities for New Securities of equal value. Such offer shall made at the same time and in the same manner as if such offer is being made to any other potential purchaser of any New Security. Each Purchaser shall have 20 Trading Days to review the offer and determine whether it wants to exchange all or any portion of the its Existing Securities.

5.           CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE.

(a)          The obligation of the Purchaser hereunder to purchase the Convertible Debentures and the Additional Investment Right at each Closing, is subject to the satisfaction, at or before the Initial Closing Date and each Subsequent Closing Date, of each of the following conditions:

(i)          The holders of current liabilities identified in Schedule 5(a)(i) shall have executed Conversion Agreements (herein so called), pursuant to which each of such holders shall have agreed to convert, effective immediately before the Closing, such holder’s respective liabilities (including accrued interest, if any) into such number of shares of Common Stock as set forth opposite such holders’ name on Schedule 5(a)(i);

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(ii)         and The Company’s total liabilities shall not exceed the amounts set forth in Schedule 5(a)(ii)];

(iii)        The Company shall have executed the Convertible Debentures, registered in the name of Purchaser, issuable at such closing and at all prior closings and delivered each of the same to the Purchaser;

(iv)        The Company shall have executed each of the Additional Investment Rights to purchase the Additional Convertible Debentures (subject to adjustment as provided therein) issuable at such closing and at all prior closings; registered in the name of Purchaser and delivered the same to the Purchaser;

(v)         The legal opinion of Company Counsel, in the form of Exhibit D, executed by such counsel, shall have been delivered to Purchaser;

(vi)        The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality or Material Adverse Effect in Section 2 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions set forth in Section 4 hereof and this Section 5, and shall have performed, satisfied and complied in all material respects with the other covenants, agreements and conditions required by this Agreement and the Security to be performed, satisfied or complied with by the Company at or prior to the Closing Date. If requested by the Purchaser, the Purchaser shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser including, without limitation an update as of the Closing Date regarding the representation contained in Section 2(c) above;

(vii)       The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding;

(viii)      No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(ix) Purchaser shall have received equity funding from equity investors in Purchaser in the amount of at least $1,000,000; and

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(x)          Michael Brennan, Anthony Frank and Victor Hollander shall each have executed and delivered those Option Agreements in the form as attached hereto as Exhibit F, Exhibit G and Exhibit H, respectively, pursuant to which the Purchaser is granted a six (6) month option to purchase 35,714,285 shares from each of such individuals for $250,000.00 ($0.007 per share).

6.            INDEMNIFICATION. In consideration of the Purchaser’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Purchaser, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Purchaser Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Purchaser Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any of the other Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any of the other Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Purchaser or holder of the Convertible Debentures or the Conversion Shares as a Purchaser of Convertible Debentures in the Company; provided, however, that indemnification shall not apply to Indemnified Liabilities resulting from the gross negligence or willful misconduct of Purchaser. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

7.             REGISTRATION RIGHTS

7.1           Shelf Registration. As promptly as possible after receiving written notice by the holders of at least $500,000 of initial principal amount of Convertible Debentures, the Company shall prepare and file with the Commission a “shelf” Registration Statement (as defined below) covering the resale of all the Conversion Shares for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (or another suitable form) and shall contain the “Plan of Distribution” as directed by the Purchaser. “Registration Statement” means the initial registration statement required to be filed under this Section 7 and any additional registration statements contemplated by Section 7.2(f), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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(a)            The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the first anniversary of the Effective Date or such earlier date when all Conversion Shares covered by such Registration Statement have been sold publicly (the “Effectiveness Period”).

(b)            The Company shall notify Purchaser in writing promptly (and in any event within one business day) after receiving notification from the Commission that the Registration Statement has been declared effective.

7.2.          Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)      Not less than ten Trading Days (as defined below) prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to Purchaser copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchaser, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchaser shall reasonably object. As used herein, “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Trading Market, then any Business Day. As used herein, “Trading Market” means the Nasdaq Stock Market or any other Eligible Market or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted. As used herein, “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the OTCBB, Nasdaq Electronic Bulletin Board, or in the event the Company is not listed on any of the above markets, the Company shall be deemed to be trading on an Eligible Market for so long as the Company is reported, in “Pink Sheets” published by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices).

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(b)(i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Conversion Shares for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Conversion Shares; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchaser true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Conversion Shares covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchaser thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented

(c) Notify the Purchaser of Conversion Shares to be sold and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Purchaser a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Conversion Shares for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included or incorporated by reference in any Registration Statement become ineligible for inclusion or incorporation therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Conversion Shares for sale in any jurisdiction, as soon as possible.

(e) Furnish to Purchaser, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

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(f) Promptly deliver to Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchaser may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Conversion Shares covered by such Prospectus and any amendment or supplement thereto.

(g) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Conversion Shares and the Warrant Shares; (ii) take all steps necessary to cause such Conversion Shares to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchaser evidence of such listing; and (iv) maintain the listing of such Conversion Shares on each such Trading Market or another Eligible Market.

(h) Prior to any public offering of Conversion Shares, use its best efforts to register or qualify or cooperate with the selling Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of such Conversion Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Conversion Shares covered by a Registration Statement.

(i) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Conversion Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Conversion Shares and Warrant Shares to be in such denominations and registered in such names as Purchaser may request.

(j) Upon the occurrence of any event described in Section 7.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Cooperate with any due diligence investigation undertaken by the Purchaser in connection with the sale of Conversion Shares, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to Purchaser material, nonpublic information unless Purchaser specifically requests in advance to receive material, nonpublic information in writing.

(l) Comply with all applicable rules and regulations of the Commission.

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7.3           Registration Expenses. The Company shall pay (or reimburse the Purchaser for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Conversion Shares and Warrant Shares and of printing prospectuses requested by the Purchaser), (c) messenger, telephone and delivery expenses, (d) all listing fees to be paid by the Company to the Trading Market and (e) fees of Purchasers counsel in an amount not to exceed $25,000.00.

7.4           Dispositions. Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Conversion Shares pursuant to the Registration Statement. Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 7.2(c)(v), (vi) or (vii), Purchaser will discontinue disposition of such Conversion Shares under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 7.2(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

7.5           Piggyback on Registrations. The Company and any of its security holders may include securities of the Company in the Registration Statement if the Conversion Shares are to be sold in a firm commitment underwritten offering but, in the case of the Company and each such other security holder, only (i) if it requests such inclusion within ten days after receiving notice of a request by the holders of the Convertible Debentures that the Registration Statement be filed; (ii) to the extent that, in the judgment of the lead underwriter for such offering, inclusion of its shares, together with shares requested to be included by the Company and other security holders of the Company, will not adversely affect the terms and conditions, including without limitation, pricing and number of shares, of the offering of the Conversion Shares (with any shares so included to be allocated pro rata among the Company and the requesting security holders, based on the number of shares initially requested to be included in the Registration Statement by them) and (iii) provided, in the case of other security holders of the Company, that they enter into an underwriting agreement on the same terms and conditions as apply to the holders of the Conversion Shares.

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7.6           Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Conversion Shares and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (collectively, the “Other Securities”), other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Conversion Shares Purchaser requests to be registered if the securities Other Securities are to be sold in a firm commitment underwritten offering but, in the case of each holder of the Conversion Shares, only (i) to the extent that, in the judgment of the lead underwriter for such offering, inclusion of its shares, together with shares requested to be included by the holders of the Conversion Shares, will not adversely affect the terms and conditions, including without limitation, pricing and number of shares, of the offering of the Other Securities (with any shares so included to be allocated pro rata among the requesting holders of the Conversion Shares and Warrant Shares, based on the number of shares initially requested to be included in the Registration Statement by them) and (ii) provided, in the case of requesting holders of the Conversion Shares, that they enter into an underwriting agreement on the same terms and conditions as apply to the Other Securities.

8.          GOVERNING LAW: MISCELLANEOUS.

(a)          Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws, except as to corporate operations and securities issuances, which will be governed by the corporate laws of the domicile of the Company, California.

(b)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

(c)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)          Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)          Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

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(f)          Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as designated by each party at the Closing. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)          Survival. The representations and warranties of the Company contained in Section 2, and the indemnification provisions set forth in Section 6, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debentures are converted, redeemed or otherwise disposed of in full.

(j)          Publicity. Except as otherwise required by applicable law, the Company and the Purchaser shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by the other party.

(k)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)       Termination. This Agreement may be terminated by the Company or Purchaser, by written notice to the other parties, if the Closing has not been consummated by the thirtieth (30th) day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

(n)          Fees and Expenses. At the Closing, the Company shall pay to Alpine MIT Partners, LLC an aggregate of $75,000 for their legal fees and expenses incurred in connection with the preparation and negotiation of this Agreement. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

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(o)          Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

(p)          Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

(q)          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

(r)          Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

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(s)          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(t)          Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Additional Investment Rights or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

THE COMPANY:

Micro Imaging Technology, Inc

By:
Name: Michael Brennan
Title: President

THE PURCHASER:

ALPINE MIT PARTNERS, LLC

By:
Name: Dale R. Greenwald
Title: Manager

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Exhibits

A.           Form of Senior Secured Convertible Debenture

B.           Form of Additional Investment Right

C.           Form of Security Agreement

D.           Form of Opinion of Counsel

E.           Form of Option Agreement Brennan

F.           Form of Option Agreement Frank

G.           Form of Option Agreement Hollander

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Exhibit A

Form Of Convertible Debenture

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Micro Imaging Technology, Inc

7% SENIOR SECURED CONVERTIBLE DEBENTURE DUE MARCH 8_ 2015

$1,000,000.00	San Clemente, California	March _, 2012

This 7% Senior Secured Convertible Debenture (this “Debenture”) is issued by Micro Imaging Technology, Inc, a California corporation (“Maker”), to Alpine MIT Partners, LLC (“Holder”), pursuant to that certain Securities Purchase Agreement, dated March 7, 2012 (the “Securities Purchase Agreement”), by and between Maker and Holder. In addition to the terms defined elsewhere in this Debenture, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

For value received, Maker hereby promises to pay to Holder or its successors and assigns the principal sum of One Million Dollars ($1,000.00)1 together with interest on the unpaid principal balance from time to time remaining in accordance with the following terms:

1.          Interest and Principal Payments; Redemption.

1.1           Interest. Interest on the outstanding principal amount hereof shall accrue at the rate of seven percent (7%) per annum. Interest on the outstanding principal amount shall be payable quarterly in arrears (each a “Quarterly Interest Payment”) and shall be due the first day of the month following the applicable quarter and payable within five (5) Business Days after the end of each quarter ending March 31, June 30, September 30, and December 31, respectively (each an “Interest Payment Date”).

Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law. All past due principal and interest shall bear interest from maturity at the rate of fourteen percent (14%) per annum, calculated on a 360-day year commencing on the date on which demand for payment shall be made in writing.

[1] The $1,000,000 amount is set forth in Securities Purchase Agreement, in respect of the applicable Closing Date.

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1.2            Payment in Shares. The Holder shall have the option, by giving Maker written notice of its election thirty (30) days’ prior to an Interest Payment Date to have the Quarterly Interest Payment paid in shares of the Company’s common stock (“Common Stock”). Valuation of the Common Stock shall be based upon the Market Price (as defined below) of the Common Stock for the twenty (20) trading days immediately preceding the payment due date. As used herein, “Market Price” shall mean the arithmetic average of the volume weighted average trading price per share of Common Stock for such thirty (30) day period as reported by Bloomberg L.P., or any successor performing similar functions.

1.3            Principal and Accrued Interest Payments. The outstanding principal amount of, and accrued interest on, this Debenture shall be payable in cash on March 8, 2015.

1.4           Redemption. After March 8, 2013, subject to Holder’s right to convert this Debenture at any time into shares of Common Stock as set forth in Section 2.1 below, upon at least 30 days prior written notice to Holder, Maker may redeem the outstanding principal amount of, and accrued interest on, this Debenture at the Redemption Prices (as defined below) on the date specified for redemption (the “Redemption Date”).

Such redemption shall be at a purchase price, expressed as a percentage of the initial principal amount of, and accrued interest on, the Debenture during the applicable period (the “Redemption Price”):

After March 8,	Redemption Price
2013	300%

The applicable Redemption Price will be paid by cashier’s check or wire transfer on the Redemption Date upon presentation and surrender of this Debenture. On and after the close of business on the Redemption Date, all rights with respect to this Debenture shall forthwith cease and terminate, except the right of Holder thereof to receive upon surrender of this Debenture the consideration payable upon redemption thereof.

2.          Conversion.

2.1           Voluntary Conversion. Holder has the right, at Holder’s option, at any time and from time to time prior to payment in full of the principal balance of, and accrued interest on, this Debenture, to convert this Debenture, in accordance with the provisions of Section 2.2 hereof, in whole or in part, into fully paid and non-assessable shares of Maker’s common stock, $.001 par value per share (“Common Stock”). The number of shares of Common Stock into which this Debenture may be converted (the “Conversion Shares”) shall be determined by dividing the aggregate principal amount together with all accrued interest to the date of conversion by the Conversion Price (as defined below) in effect at the time of such conversion. The initial conversion price shall be equal to $0.003 per share (the “Conversion Price”).

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2.2           Conversion Procedure.     Before Holder shall be entitled to convert this Debenture into shares of Common Stock, it shall surrender this Debenture at the office of Maker and shall give written notice in substantially the form set forth on Exhibit A attached hereto. Such notice shall be delivered by mail, postage prepaid, to Maker at its principal corporate office, of the election to convert the same pursuant to Section 2.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Maker shall, as soon as practicable thereafter, issue and deliver at such office to Holder of this Debenture a certificate or certificates for the number of shares of Common Stock to which Holder of this Debenture shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Debenture, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

2.3           Delivery of Stock Certificates. As promptly as practicable after the conversion of this Debenture, Maker at its expense will issue and deliver to Holder of this Debenture a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

2.4           Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. In lieu of Maker issuing any fractional shares to Holder upon the conversion of this Debenture, Maker shall pay to Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the conversion of this Debenture pursuant to Section 2.1 above, Holder shall surrender this Debenture, duly endorsed, at the principal office of Maker. At its expense, Maker shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Debenture, including a check payable to Holder for any cash amounts payable as described above. Upon conversion of this Debenture in its entirety, Maker shall be forever released from all its obligations and liabilities under this Debenture, except that Maker shall be obligated to pay Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion.

3.          Anti-Dilution Provisions and Other Adjustments. In order to prevent dilution of the rights granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with this Section 3.

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3.1           Adjustments for Splits and Combinations. In case, after the issuance of this Debenture, Maker shall (i) pay a dividend or make a distribution on its outstanding shares of Common Stock in shares of its Capital Stock, (ii) subdivide the then outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine the then outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock any shares of any other class of capital stock of Maker (including any such reclassification in connection with a merger in which Maker is the continuing Maker), then the Conversion Price in effect immediately prior to the opening of business on the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that Holder of this Debenture thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Common Stock of Maker that such holder would have owned or been entitled to receive immediately following such action had such Debenture been converted immediately prior to such time. An adjustment made pursuant to this Section 3.1 for a dividend or distribution shall become effective immediately after the record date for the dividend or distribution and an adjustment made pursuant to this Section 3.1 for a subdivision, combination or reclassification shall become effective immediately after the effective date of the subdivision, combination or reclassification. Such adjustment shall be made successively whenever any action listed above shall be taken.

3.2           Adjustments for Issuances of Rights, Options or Warrants. If Maker, at any time while this Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than then applicable Conversion Price (except for Permitted Issuances (as defined below)), then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants (plus the number of additional shares of Common Stock offered for subscription or purchase), and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Conversion Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

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3.3           Adjustments for Issuances of Common Stock Equivalents. If Maker, at any time while this Debenture is outstanding, shall issue shares, except for Permitted Issuances, of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock (“Common Stock Equivalents”) entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the sole option of the Holder, the Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Maker shall notify Holder in writing, no later than one (1) business day following the issuance of any Common Stock or Common Stock Equivalent subject to this Section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

3.4           Adjustments for Issuances of Indebtedness, Assets or Securities. If Maker, at any time while this Debenture is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which this Debenture shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the fair market value of a share of Common Stock determined as of the record date mentioned above as determined by the Board of Directors in good faith, and of which the numerator shall be such fair market value of a share of Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

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3.5           Adjustment for Reclassification or Merger. In case of any reclassification or change in the Common Stock (other than any reclassification or change referred to in Section 3.1 and other than a change in par value) or in case of any consolidation of Maker with any other corporation or any merger of Maker into another corporation or of another corporation into Maker (other than a merger in which Maker is the continuing corporation and which does not result in any reclassification or change (other than a change in par value or any reclassification or change to which Section 3.1 is applicable) in the outstanding Common Stock), or in case of any sale or transfer to another corporation or entity (other than by mortgage or pledge) of all or substantially all of the properties and assets of Maker, in any such case, the corporation or entity (or its successor in such consolidation or merger) or the purchaser of such properties and assets shall make appropriate provision so that Holder shall have the right thereafter, at its option, (A) to convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture into the kind and amount of shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of Maker into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) to require Maker to prepay the outstanding principal amount of this Debenture, plus all interest and other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

3.6           Notice of Adjustment. Whenever the Conversion Price or the conversion privilege shall be adjusted as provided in Sections 3.1, 3.2, 3.3, 3.4 or 3.5, Maker shall promptly cause a notice to be mailed to Holders of record of this Debenture describing the nature of the event requiring such adjustment, the Conversion Price in effect immediately thereafter and the kind and amount of stock or other securities or property into which this Debenture shall be convertible after such event. Where appropriate, such notice may be given in advance and included as a part of a notice required to be mailed under the provisions of Section 3.8.

3.7           De Minimis Adjustment. Maker may, but shall not be required to, make any adjustment of the Conversion Price if such adjustment would require an increase or decrease of less than 1% in such Conversion Price; provided, however, that any adjustments which by reason of this Section 3.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

3.8           Notices. In case at any time:

(i)          Maker shall take any action which would require an adjustment in the Conversion Price pursuant to this Section;

(ii)         there shall be any capital reorganization or reclassification of the Common Stock (other than a change in par value), or any consolidation or merger to which Maker is a party and for which approval of any shareholders of Maker is required, or any sale or transfer of all or substantially all of the properties and assets of Maker; or

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(iii)         there shall be a voluntary or involuntary dissolution, liquidation or winding up of Maker;

then, in any such event, Maker shall give written notice, in the manner provided in Section 8.1 hereof, to Holders of this Debenture at their respective addresses as the same appear on the books of Maker, at least 30 days prior to any record date for such action, dividend or distribution or the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, lease dissolution, liquidation or winding up; provided, however, that any notice required by any event described in clause (ii) of this Section 3.8 shall be given in the manner and at the time that such notice is given to Holders of Common Stock. Without limiting the obligations of Maker to provide notice of corporate actions hereunder, the failure to give the notice required by this Section 3.8 or any defect therein shall not affect the legality or validity of any such corporate action of Maker or the vote upon such action.

3.9           Permitted Issuances. As used herein, “Permitted Issuances” shall mean (i) securities issuable pursuant to any option, warrant or other agreement expressly approved by Holder in writing.

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4.          Reservation of Shares. Maker shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of this Debenture, such number of shares of Common Stock as shall be issuable upon the conversion of this Debenture.

5.          Events of Defaults. If any of the events specified in this Section 5 shall occur (herein individually referred to as an “Event of Default”), Holder of this Debenture may declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to Maker:

5.1           Default in the payment of the principal or interest of this Debenture when due and payable;

5.2           The institution by Maker of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Maker, or of any substantial part of its property, or the making by it of assignment for the benefit of creditors; or

5.3           If, within sixty (60) days after the commencement of an action against Maker (and service of process in connection therewith on Maker) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Maker or all orders or proceedings thereunder affecting the operations or the business of Maker stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of Maker of any trustee, receiver or liquidator of Maker or of all or any substantial part of the properties of Maker, such appointment shall not have been vacated; or

5.4           Maker or any subsidiary of Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Maker or any subsidiary of Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or Maker or any subsidiary of Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing or any of the actions described in Sections 5.2 or 5.3; or any corporate or other action is taken by Maker or any subsidiary of Maker for the purpose of effecting any of the foregoing or any of the actions described in Sections 5.2 or 5.3; or

5.5           Any declared default under any of the Transaction Documents (as defined in the Security Purchase Agreement); or

5.6           Any declared default of Maker or any or its subsidiaries under the Security Agreement (as defined below).

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5.7           Any representation or warranty or certification made or deemed to be made by Maker or any of its respective directors or officers in any Transaction Document shall prove to have been incorrect, incomplete or misleading in any respect when made or deemed to be made;

5.8           Maker fails to perform, observe or comply with any covenant or any other provision or obligation contained in any Transaction Document to which it is a party and such failure is not capable of being remedied or, if capable of being remedied, continues for a period of five Business Days, provided in such case the Maker is proceeding diligently to remedy such failure and the Holder is not prejudiced thereby;

5.9            Any judgment or order for the payment of money in excess of $20,000.00 (or the equivalent amount in any other currency) is rendered against Maker (or any subsidiary of Maker) and either (i) enforcement proceedings have been commenced by a creditor upon the judgment or order or (ii) there is any period of 10 consecutive days during which a stay of enforcement of the judgment or order, by reason of a pending appeal or otherwise, is not in effect.

5.10         Any Transaction Document is declared by a court or tribunal of competent jurisdiction to be void, invalid, illegal or unenforceable or the validity, legality or enforceability thereof is contested by Maker, or Maker denies that it has any or further obligations thereunder;

5.11         If any one or more of the Credit Documents ceases to be in full force and effect or any Lien in the Collateral created by any Security Document is no longer effective to create in favour of the Lender, a legal, valid and perfected Lien in the Collateral with the Agreed Priority;

5.12         Any event, circumstance or condition which could reasonably be expected to have a Material Adverse Effect has occurred;

6.          Security. Payment of this Debenture shall be secured by a security agreement and financing statement executed by Maker, dated March 8, 2012 (the “Security Agreement”), covering all of the property and assets of Maker.

7.          General

7.1           Notices. Any notice or demand given hereunder by Holder must be in writing to be effective and shall be deemed to have been given and received (a) when actually delivered to the address of the party to be notified if delivered in person, (b) if mailed, on the earlier of the date actually delivered to the address of the party to be notified or (whether ever so delivered or not) on the third Business Day (as defined in Section 8.11 below) after it is enclosed in an envelope, addressed to the party to be notified, properly stamped, sealed, and deposited in the United States mail, certified mail, return receipt requested, or (c) one (1) Business Day after deposit with a nationally recognized overnight delivery service.

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7.2           Renounciation. Maker hereby renounces and waives grace, presentment, protest, notice of every type, including, without limitation, notice of default, notice of intention to accelerate, notice of acceleration, and notice of protest, and consents that time of payment may be extended without notice.

7.3           Waiver. This Debenture evidences the payment obligations of Maker to Holder. No failure on the part of Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Debenture shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Debenture preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. Any waiver by Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. Any waiver must be in writing.

7.4           Successors and Assigns. This Debenture shall be binding upon, and inure to the benefit of, Maker and Holder and their respective successors and assigns. Maker may not assign its rights or obligations under this Debenture without the prior written consent of Holder except in the event of a capital reorganization or reclassification of the Common Stock (other than a change in par value), or any consolidation or merger to which Maker is a party and for which approval of shareholders of Maker is required.

7.5           Severability. If one or more provisions of this Debenture are held to be invalid, illegal or unenforceable under applicable law, such provision(s) shall be excluded from this Debenture and the balance of this Debenture shall be interpreted as if such provision(s) were so excluded and shall otherwise be enforceable in accordance with its terms, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

7.6            Usury. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. Maker covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive Maker from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Debenture, and Maker (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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The parties hereto intend to conform strictly to the usury laws applicable to Holder. Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Debenture or in any other agreement entered into in connection with or as security for this Debenture, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to Holder that is contracted for, taken, reserved, charged or received under this Debenture or under any of such other agreements or otherwise in connection with this Debenture shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Holder on the principal amount of this Debenture (or, to the extent that the principal amount of this Debenture has been or would thereby be paid in full, refunded by Holder to Maker); and (b) if the maturity of this Debenture is accelerated by reason of an election of Secured Party resulting from any Event of Default under this Debenture, the Mortgage or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Holder may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Debenture, the Mortgage or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by Holder on the principal amount of this Debenture (or, to the extent that the principal amount of this Debenture has been or would thereby be paid in full, refunded by Holder to Maker).

7.7           Governing Law. This Debenture shall be governed by the substantive laws of the State of Delaware, without regard to principles of conflicts of laws, and shall be performable in San Clemente, California.

8.8           Lost or Mutilated. If this Debenture is mutilated, lost, stolen or destroyed, Maker shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to Maker.

8.9           Direct Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligations of Maker, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of Maker. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms of the Securities Purchase Agreement.

8.10         Attorneys’ Fees. If Maker fails to strictly comply with the terms of this Debenture, then Maker shall reimburse Holder promptly for all fees, costs and expenses, including, without limitation, attorneys’ fees and expenses incurred by Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of Holder.

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8.11         Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day (as defined below), such payment shall be made on the next succeeding Business Day. As used herein, “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

IN WITNESS WHEREOF, the undersigned have executed this Debenture as of the date first above written.

MAKER:

MICRO IMAGING TECHNOLOGY, INC.

By:
Name: Michael Brennan
Title: President & CEO

EXHIBIT A

NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of Debenture)

TO:        MICRO IMAGING TECHNOLOGY, INC

The undersigned, Holder of the foregoing Debenture, pursuant to Section 2.1 of such Debenture hereby surrenders such Debenture for conversion into shares of Common Stock of MICRO IMAGING TECHNOLOGY, INC., to the extent of $                                    unpaid principal amount of, and accrued interest on, such Debenture, and requests that the certificates for such shares be issued in the name of, and delivered to,                                    , whose address is                                                                                  .

Dated:

(Signature must conform in all respects
to name of Holder as specified on the
face of the Note)

(Address)

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EXHIBIT B

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

MICRO IMAGING TECHNOLOGY, INC.

ADDITIONAL INVESTMENT RIGHT

MICRO IMAGING TECHNOLOGY, INC, a California corporation (the “Company”), hereby certifies that, for value received, Alpine MIT Partners, LLC or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of $1,000,000.00 in principal amount of Senior Secured Convertible Debentures of the Company due 36 months from the date of issue in the form attached as Exhibit A hereto (each such Debenture, an “Additional Debenture” and all such Debentures, the “Additional Debentures”), at any time or from time to time from and after Closing Date and through and including the date occurring on the one year anniversary of the Effective Date (the “Expiration Date”), and subject to the following terms and conditions. This Additional Investment Right (this “Additional Investment Right”) is issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchaser identified therein (the “Purchase Agreement”).

          1.      Definitions. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

          2.      Registration of Additional Investment Right. The Company shall register this Additional Investment Right, upon records to be maintained by the Company for that purpose (the “Additional Investment Right Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Additional Investment Right as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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          3.      Registration of Transfers. The Company shall register the assignment and transfer of any portion of this Additional Investment Right in the Additional Investment Right Register, upon surrender of this Additional Investment Right, with the Form of Assignment attached hereto on Annex B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new additional investment right to purchase Additional Debentures, in substantially the form of this Additional Investment Right (any such new additional investment right, a “New Additional Investment Right”), evidencing the portion of this Additional Investment Right so transferred shall be issued to the transferee and a New Additional Investment Right evidencing the remaining portion of this Additional Investment Right not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Investment Right by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of an Additional Investment Right.

          4.      Exercise and Duration of Additional Investment Right.

                    (a)      This Additional Investment Right shall be exercisable by the registered Holder at any time or from time to time on or after the Closing Date to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Additional Investment Right not exercised prior thereto shall be void and of no further force and effect. Notwithstanding anything to the contrary herein, the Expiration Date shall be extended for each day following the Effective Date that the Registration Statement is not effective.

                    (b)      The Holder may exercise this Additional Investment Right by delivering to the Company (i) an exercise notice, in the form attached hereto on Annex A (the “Exercise Notice”), appropriately completed and duly signed and (ii) payment of the principal amount of the Additional Debentures as to which this Additional Investment Right is being exercised (the “Exercise Price”). The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Debentures.

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          5.      Delivery of Additional Debentures.

                    (a)      Upon exercise of this Additional Investment Right, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, (i) a certificate for the Additional Debentures issuable upon such exercise, free of restrictive legends, (ii) the legal opinions of Company Counsel, executed by such counsel and delivered to the Holders relating to the Additional Debentures, and (iii) a certificate from an officer of the Company that each of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement is true and correct as of the date when made, except for such representations and warranties that speak as of a certain date, and in such case shall have been true and correct as of such date, and as of the Exercise Date as though made on and as of such date, and each of the other conditions set forth in Section 5.1 of the Purchase Agreement have been satisfied as of the Exercise Date. The Holder, or any Person so designated by the Holder to receive Additional Debentures, shall be deemed to have become holder of record of such Additional Debentures as of the Exercise Date. The Company shall, upon request of the Holder and if the Debentures meet the requirements therefore, use its best efforts to deliver Additional Debentures hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                    (b)      This Additional Investment Right is exercisable, either in its entirety or, from time to time, for a portion of the number of Additional Debentures. Upon surrender of this Additional Investment Right following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Debentures.

                    (c)     The Company’s obligations to issue and deliver Additional Debentures in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Debentures. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Additional Debentures upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

          6.      Charges, Taxes and Expenses. Issuance and delivery of certificates for Additional Debentures upon exercise of this Additional Investment Right shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Investment Right or receiving Additional Debentures and Additional Investment Right Warrants upon exercise hereof.

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          7.      Replacement of Additional Investment Right. If this Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Additional Investment Right, a New Additional Investment Right, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

          8.      Reservation of Common Stock. The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Common Stock issuable upon conversion of Additional Debentures as therein provided. The Company covenants that all Additional Debentures and Additional Investment Right Warrants so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that any shares of Common Stock issuable upon conversion of the Additional Debentures may be issued as provided therein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

          9.      Certain Adjustments. The Conversion Price and other terms of the Additional Debentures issuable upon exercise of this Additional Investment Right shall be subject to adjustment from time to time as set forth in the Additional Debentures. At least 30 days prior to any such event or transaction involving a Fundamental Change (as defined in the Additional Debenture) or otherwise potentially giving rise to an adjustment or modification of the terms and provisions of the Additional Debenture, the Company will give the Holder notice thereof of the date of the transaction and the effect thereof on the terms of the Additional Debentures. The Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Investment Right prior to the time of such event or transaction so as to participate in or vote with respect to such event or transaction.

          10.    Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds to the Company in the manner specified by the Company in the Purchase Agreement.

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          11.    Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices or communications shall be as set forth in the Purchase Agreement.

          12.    Miscellaneous.

                    (a)      Subject to the restrictions on transfer set forth on the first page hereof, this Additional Investment Right may be assigned by the Holder. This Additional Investment Right may not be assigned by the Company except to a successor in the event of a Fundamental Change (as defined in the Additional Debenture). This Additional Investment Right shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Investment Right shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Investment Right. This Additional Investment Right may be amended only in writing signed by the Company and the Holder, their respective successors or permitted assigns.

                    (b)      The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

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                    (c)      GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL INVESTMENT RIGHT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF DENVER, COLORADO, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

                    (d)      The headings herein are for convenience only, do not constitute a part of this Additional Investment Right and shall not be deemed to limit or affect any of the provisions hereof.

                    (e)      In case any one or more of the provisions of this Additional Investment Right shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Additional Investment Right shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Investment Right.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,  SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed by its authorized officer as of the date first indicated above.

THE COMPANY:

Micro Imaging Technology, Inc.

By:
Name: Michael Brennan
Title: President

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Annex A

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase $______________ principal amount of Additional Debentures under the foregoing Additional Investment Right)

To: Micro Imaging Technology, Inc.

•	The undersigned is the Holder of Additional Investment Right No. _______(the “Additional Investment Right”) issued by Micro Imaging Technology, Inc. a California corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Investment Right.

1.	The Additional Investment Right is currently exercisable to purchase a total of $______________principal amount of Additional Debentures.

2.	The undersigned Holder hereby exercises its right to purchase _________________$______________ principal amount of Additional Debentures pursuant to the Additional Investment Right.

3.	The Holder shall pay the sum of $____________to the Company in accordance with the terms of the Additional Investment Right.

4.	Pursuant to this exercise, the Company shall deliver to the Holder $______________principal amount of Additional Debentures and Additional Investment Right Warrants exercisable for __________shares of Common Stock in accordance with the terms of the Additional Investment Right.

5.	Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of $______________principal amount of Additional Debentures and Additional Investment Right Warrants exercisable for ____________shares of Common Stock.

Dated: ___________________, ________	Name of Holder:

(Print) ___________________________________________

By: _____________________________________________
Name: ___________________________________________
Title: ____________________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

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Annex B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Additional Investment Right]

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase $______________principal amount of Additional Debentures and Additional Investment Right Warrants exercisable for __________ shares of Common Stock of Micro Imaging Technology, Inc. to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of Micro Imaging Technology, Inc. with full power of substitution in the premises.

Dated: _________________, _________

______________________________________________   (Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

______________________________________________  Address of Transferee

______________________________________________

  ______________________________________________

In the presence of:

______________________________________________

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EXHIBIT C

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (together with all amendments, restatements, modifications, supplements and revisions thereof in accordance with its terms, the “Agreement”) is made as of March 7, 2012 by Micro Imaging Technology, Inc, a California corporation (the “Debtor”) in favor and for the benefit of Alpine MIT Partners, LLC (the “Secured Party”).

Recitals

A.           Pursuant to that certain Securities Purchase Agreement dated March 8, 2012 (as amended, modified, supplemented, restated, replaced or extended, the “Purchase Agreement”), among Debtor and the Secured Party, the Secured Party has agreed to purchase certain Senior Secured Convertible Debentures of the Debtor, subject to the terms and conditions therein. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

B.           It is a condition precedent to the Secured Party advancing and maintaining any Purchases under the Purchase Agreement that the Debtor shall have executed and delivered this Agreement to secure the payment and performance of the Purchase Agreement and the other Transaction Documents and to secure the performance of the Gold and Silver Supply Agreement, all as more fully described herein.

F.           In order to secure the prompt and complete payment and performance of all indebtedness, guaranties, duties, covenants, agreements and obligations owing or to be owed by the Debtor to the Secured Party, and as a condition to the Secured Party entering into the Purchase Agreement and Convertible Debentures, the Debtor has agreed to execute and deliver this Agreement to the Secured Party.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party do hereby agree as follows:

1.           CONSTRUCTION AND DEFINITION OF TERMS.

All terms used herein without definition which are defined by the Uniform Commercial Code in the State of New Mexico (the “UCC”) shall have the meanings assigned to them by the UCC, as in effect on the date hereof, unless and to the extent varied by this Agreement. All accounting terms used herein without definition shall have the meanings assigned to them as determined by generally accepted accounting principles. The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa. In addition to the terms defined elsewhere in this Agreement, unless the context otherwise requires, when used herein, the following terms shall have the following meanings:

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1.1           “Bankruptcy Code” means the United States Bankruptcy Code, as amended from time to time.

1.2          “Business Premises” means Debtor’s chief executive office as indicated on Schedule 3.1 attached hereto.

1.3          “Collateral” means all of Debtor’s personal property, including, without limitation, all right, title and interest of Debtor, whether now owned or existing or hereafter acquired or arising, and wheresoever located, in, to and under (with each of the following capitalized terms having the meaning given thereto in the UCC):

(a)          all Accounts;

(b)          all As-Extracted Collateral;

(c)          all Chattel Paper;

(d)          all Commodity Accounts;

(e)          all Commodity Contracts;

(f)          all Deposit Accounts set forth and described in Schedule 3.1;

(g)         all Documents;

(h)         all Equipment;

(i)          all Fixtures;

(j)          all General Intangibles;

(k)         all Goods and all Accessions thereto, and Goods with which the Goods are commingled;

(l)          all Instruments;

(m)        all intellectual property;

(n)         all Inventory;

(o)         all Investment Property;

(p)         all Letter-of-Credit Rights;

(q)         all Promissory Notes;

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(r)           all Software;

(s)          all Commercial Tort Claims;

(t)           all other personal property not otherwise described above;

(u)          all books and records pertaining to the Collateral; and

(v)          to the extent not otherwise included, all Proceeds, products, income and profits of the foregoing, and all accessions thereto and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, “Collateral” shall not include “Excluded Assets” (as defined below) until such time as the prohibitions causing such property to be Excluded Assets have terminated (howsoever occurring); upon the termination of such prohibitions, the Secured Party will be deemed to automatically have and at all times from and after the date hereof to have had, without the taking of any action or delivery of any instrument, a security interest in such Excluded Assets, and Debtor agrees to take all actions necessary in the reasonable judgment of Secured Party, if any, to perfect such security interest.

1.4           “Event of Default” means any of the events described in Section 6 hereof.

1.5           “Excluded Assets” means any lease, contract, agreement, permit or license (together with the Equipment, Fixtures or Goods subject to any such contract, agreement, permit or license) to the extent that Debtor is validly prohibited from granting a security interest in such contract, agreement, permit or license (and the Equipment, Fixtures or Goods subject thereto) pursuant to the terms thereof, but only to the extent that such prohibition is not invalidated under the UCC.

1.6           “GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time.

1.7           “Governmental Authority” means any domestic or foreign nation or government, any state, provincial, territorial, divisional, county, regional, municipal, city or other political subdivision thereof, any native, tribal or aboriginal government, corporation, association or other entity, any court, tribunal, arbitrator, agency, department, commission, board, bureau, regulatory authority or other entity or instrumentality exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or Governmental Requirements or the management or administration of real property interests, and any securities exchange or securities regulatory authority.

1.8           “Governmental Requirement” means all laws, statutes, rules, regulations, codes, ordinances, zoning and land use restrictions, treaties, promulgations, plans, injunctions, judgments, orders, decrees, rulings, permits, licenses and authorizations issued or promulgated by a Governmental Authority with jurisdiction.

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1.9            “Hazardous Materials” means (a) any “hazardous waste” as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned, operated or acquired by Debtor is prohibited or regulated by any Governmental Requirement similar to those set forth in this definition; and (d) any other substance which requires special handling in its collection, storage, treatment or disposal pursuant to Governmental Requirements.

1.10         “Hazardous Materials Contamination” means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials on any property owned, operated or controlled by Debtor or for which Debtor has responsibility, including, without limitation, improvements, facilities, soil, water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by Debtor, and any other contamination by Hazardous Materials for which Debtor is, or is claimed to be, responsible

1.11         “Indebtedness” shall include all items which would properly be included in the liability section of a balance sheet or in a footnote to a financial statement in accordance with GAAP, and shall also include all contingent liabilities.

1.12         “Lien” means any mortgage, deed of trust, debenture, indenture, pledge, charge, hypothecation, assignment for security purposes, deposit arrangement, control arrangement, preferential right, option, production payment, royalty, encumbrance, financing statement, lien (statutory or otherwise), right of set-off, claim or charge of any kind, or other security interest or collateral arrangement or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code of any jurisdiction.

1.13         “Purchase Agreement” shall have the meaning given thereto in the Recitals.

1.14         “Transaction Documents” shall mean “Transaction Documents” as defined in the Purchase Agreement.

1.15         “Necessary Endorsement” means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request.

1.16         “Obligations” means the full, punctual and complete observance and performance of all present and future duties, covenants, indebtedness, responsibilities and obligations, monetary and otherwise, due to Secured Party by Debtor under the Convertible Debentures, the Purchase Agreement, the Additional Investment Right, this Agreement or any other Transaction Document (extending to all principal amounts, interest, late charges, fees, costs and all other charges, sums and amounts, as well as all costs and expenses payable by Debtor under the Convertible Guarantee, the Purchase Agreement, this Agreement and any other Transaction Document), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, joint or several, arising as principal, guarantor, surety, accommodation party or otherwise, whether or not now contemplated, whether or not any instrument or agreement relating thereto specifically refers to this Agreement, as well as all renewals, refinancings, consolidations, re-castings and extensions of any of the foregoing.

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1.17                “Obligor” shall mean individually and collectively, Debtor and each endorser, guarantor and surety of the Obligations; any person who is primarily or secondarily liable for the repayment of the Obligations, or any portion thereof; and any person who has granted security for the repayment of any of the Obligations.

1.18                “Permitted Liens” means: (a) Liens for taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings; (b) Liens imposed by law, such as carriers, warehousemen and mechanics’ liens and other similar liens arising in the ordinary course of business associated with amounts not yet due and payable, or which are being diligently disputed by the Borrower in good faith and pursuant to appropriate procedures; (c) Liens of purchase money mortgages and other security interests on equipment acquired, leased or held by the Borrower (including equipment held by any such Person as lessee under leveraged leases) in the ordinary course of business to secure the purchase price of or rental payments with respect to such equipment or to secure indebtedness incurred solely for the purpose of financing the acquisition (including acquisition as lessee under leveraged leases), construction or improvement of any such equipment to be subject to such mortgages or security interests, or mortgages or other security interests existing on any such equipment at the time of such acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that no such mortgage or other security interest shall extend to or cover any equipment other than the equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the mortgage or security interest being extended, renewed or replaced; (d) Liens arising under the Security Documents; (e) Cash or governmental obligations deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure workmen’s compensation, unemployment insurance, surety or appeal bonds, costs of litigation, when required by law, public and statutory obligations, Liens or claims incidental to current construction, mechanics’, warehousemen’s, carriers’ and other similar Liens; and (f) Liens given in the ordinary course of business to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or governmental or other authority in connection with the operations of the Borrower.

1.19         “Person” shall include natural persons, corporations, associations, limited liability companies, partnerships, joint ventures, trusts, governments and agencies and departments thereof and every other entity of every kind.

1.20         “Security Documents” means any and all agreements, documents or instruments granting, pledging, protecting or perfecting any Lien in favor of Secured Party, as any of the foregoing may be modified, amended, supplemented, extended or restated.

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1.21         “Subsidiary” shall include any corporation or unincorporated business entity at least a majority of the outstanding voting Stock or interests of which at the time of determination is owned by Debtor and/or by one or more Subsidiaries

1.22         “Voting Stock” shall mean the shares of any class of capital stock of a corporation having ordinary voting power to elect the directors, officers or trustees thereof, including such shares that shall or might have voting power by reason of the occurrence of one or more conditions or contingencies.

2.           SECURITY

2.1           Security Interest. As security for the prompt and complete payment and performance of all of the Obligations, whether or not any instrument or agreement relating to any Obligation specifically refers to this Agreement or the security interest created hereunder, Debtor hereby assigns, pledges and grants to Secured Party a lien on and continuing security interest in, assignment and pledge of and charge over, the Collateral. Secured Party’s security interest shall continually exist until all Obligations have been paid and performed in full.

2.2           Care of Collateral. Debtor shall have all risk of loss of the Collateral. Secured Party shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against account debtors or other parties with prior interests in the Collateral. Secured Party shall deemed to have exercised reasonable care in safe keeping any Collateral in its possession if it accords such Collateral treatment substantially equal to the safekeeping that it accords its own property of like kind. If Secured Party actually receives any notices requiring action with respect to Collateral in Secured Party’s possession, Secured Party shall take reasonable steps to forward such notices to Debtor. Debtor is responsible for responding to notices concerning the Collateral, voting the Collateral, and exercising rights and options, calls and conversions of the Collateral; Secured Party’s sole responsibility with respect thereto is to take such action as is reasonably requested by Debtor in writing; provided, however, Secured Party is not responsible to take any action that, in Secured Party’s sole judgment, would adversely affect the value of the Collateral as security for the Obligations. While Secured Party is not required to take any actions with respect to the Collateral, if action is needed, in Secured Party’s sole discretion, to preserve and maintain the Collateral, Debtor authorizes Secured Party to take such actions, but Secured Party is not obligated to do so.

3.           REPRESENTATIONS AND WARRANTIES

To induce Secured Party to enter into this Agreement, Debtor hereby remakes and restates its representations and warranties set forth in the Transaction Documents and incorporates them herein as if set forth herein and further represents and warrants to Secured Party that:

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3.1           State of Incorporation, Legal Name and Identification Number. Debtor’s name as it appears in official filings in the state of organization, all prior names of Debtor during the past five years, as they appeared from time to time in official filings in the state of its incorporation or organization, the type of entity of Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Debtor’s state of organization or a statement that no such number has been issued, Debtor’s state of organization, the location of Debtor’s chief executive office, principal place of business, all warehouses, consignees and processors with whom Inventory or other Collateral is stored or located and other premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule 3.1 hereto.

3.2           Valid Security Interest. This Agreement creates, in favor of Secured Party, a valid security interest in the Collateral, subject only to Permitted Liens, securing the payment and performance of the Obligations. Upon the making of the filings described in Section 8.1 and the filing of any continuation statements required by the UCC, Secured Party will have and will continue to have as security for the Obligations a valid and perfected first priority Lien on all the Collateral which may be perfected by filing UCC financing statements, free of all other Liens, claims and rights of third parties whatsoever, except for Permitted Liens. Except for the filing of the UCC financing statements referred to in the immediately following paragraph and the delivery of the certificates and other instruments provided in Section 4.5 and Section 4.6, and the execution of any control agreement, no action is necessary to create, perfect or protect the security interests created in the Collateral. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for (a) the execution, delivery and performance of this Agreement, (b) the creation or perfection of the Security Interests created hereunder in the Collateral or (c) the enforcement of the rights of the Secured Party hereunder. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

3.3           Commercial Purpose. This Agreement and the transactions contemplated by the Transaction Documents do not constitute a “consumer transaction” as defined in the Uniform Commercial Code. None of the Collateral was or will be purchased or held primarily for personal, family or household purposes and no Deposit Account is used primarily for personal, family or household purposes.

3.4           Patents, Trademarks, etc. Debtor owns, possesses or has the right to use all necessary patents, patent rights, licenses, trademarks, trade names, trade name rights, copyrights and franchises to conduct its business, without any known conflict with any patent, patent right, license, trademark, trademark rights, trade name right, trade name, copyright or franchise right of any other person..

3.5           Survival. All representations and warranties contained in or made in connection with this Agreement and the other Transaction Documents shall survive the execution and delivery of this Agreement.

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4.           COVENANTS

Debtor covenants and agrees with Secured Party that, until the security interest created herein is discharged, Debtor will perform and fulfill each of the affirmative and negative covenants in the Purchase Agreement applicable to Debtor and each of the following:

4.1    Conferences with Officers and Others. At all times, permit Secured Party, its agents, advisors and representatives to (a) access all of Debtor’s properties and facilities, (b) discuss Debtor’s business, affairs, finances and accounts with any officers, managers and employees of Debtor, and (c) review and inspect the Collateral, wherever located, and Debtor shall pay all reasonable costs of such activities described in (a), (b) and (c).

4.2    Defend Collateral. Except for Permitted Liens, maintain the Liens and security interests provided for hereunder as valid and perfected first priority Liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the security interests hereunder shall be terminated pursuant hereto. The Debtor hereby agrees to (a) promptly pay when due all transportation, storage, warehousing, mechanics, materialmen, construction, maintenance and other such charges, fees, expenses or amounts affecting or arising out of or relating to the Collateral; and (b) use commercially reasonable efforts to defend the Collateral against the claims of any and all Persons and entities; and (c) safeguard and protect all Collateral for the account of the Secured Party.

4.3    Insurance. Maintain comprehensive casualty insurance on the Collateral as required pursuant to Section 8.1 of the Purchase Agreement. Debtor hereby assigns to Secured Party and grants to Secured Party a security interest in any and all proceeds of such policies and authorizes and empowers Secured Party to adjust or compromise any loss under such policies and to collect and receive all such proceeds. Debtor hereby authorizes and directs each insurance company to pay all such proceeds directly and solely to Secured Party and not to Debtor and Secured Party jointly. Debtor authorizes and empowers Secured Party to execute and endorse in Debtor’s name all proofs of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection, and any persons making payments to Secured Party under the terms of this paragraph are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid. After deduction from any such proceeds of all costs and expenses (including attorneys’ fees) incurred by Secured Party in the collection and handling of such proceeds, the net proceeds shall be applied as follows. If no Event of Default shall have occurred and be continuing, such net proceeds may be applied either toward replacing or restoring the Collateral (at Debtor’s option), in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole (but reasonable) discretion. In the event that Debtor may and does elect to replace or restore as aforesaid, then such net proceeds shall be deposited in a segregated account of Debtor at a bank acceptable to Debtor and Secured Party subject to the sole order of Secured Party and shall be disbursed therefrom by Secured Party in such manner and at such times as Secured Party deems appropriate to complete such replacement or restoration; provided, however, that if an Event of Default shall occur at any time before or after replacement or restoration has commenced, then thereupon Secured Party shall have the option to apply all remaining net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole discretion. If an Event of Default shall have occurred prior to such deposit of the net proceeds, then Secured Party may, in its sole discretion, apply such net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole discretion.

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4.4    Further Assurances and Corrective Instruments. Promptly make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such additional things, deeds, assurances, documents, acknowledgments, certificates and instruments and to take such further acts as Secured Party may reasonably request to (a) protect, maintain and preserve the Collateral; (b) protect, maintain and preserve Secured Party’s security interest in the Collateral; and (c) protect, vest in and assure to Secured Party its rights or remedies hereunder or in any of the Collateral and the perfection and priority of its rights therein, including, without limitation, placing legends on Collateral or on books and records pertaining to Collateral stating that Secured Party has a security interest therein.

4.5    Provision of Documents. Whenever required by Secured Party, Debtor shall (a) cooperate with Secured Party to obtain and keep in effect one or more control agreements in Deposit Account, Electronic Chattel Paper, Investment Property and Letter-of-Credit Rights Collateral; and (b) promptly deliver to Secured Party, with all endorsements and/or assignments required by Secured Party, all Instruments, Chattel Paper, guaranties and the like received by Debtor constituting, evidencing or relating to any of the Collateral or proceeds of any of the Collateral.

4.6    Delivery of Certain Collateral. Contemporaneously with or prior to the execution of this Agreement, deliver or cause to be delivered to Secured Party any and all certificates and other instruments representing or evidencing any Collateral that is Investment Property, together with all Necessary Endorsements, in each case subject to Permitted Liens.

4.7    Notice of Event of Default. Immediately notify Secured Party in writing of the occurrence of any Event of Default or any event or existing condition which, with the giving of notice and/or the lapse of time, could constitute an Event of Default or which might materially and adversely affect the financial conditions or operations of Debtor and the facts with respect thereto.

4.8    Deposit Accounts. Inform Secured Party upon the opening of any Deposit Account that is not currently open as of the date hereof and comply with Section 4.6 with respect to such Deposit Account.

4.9    Transaction Document Covenants. Debtor will perform and fulfill each of the covenants in the Transaction Documents that is applicable to Debtor.

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5.            [RESERVED]

6.            EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall constitute an “Event of Default”:

6.1    Occurrence of an Event of Default. An “Event of Default” under the Purchase Agreement, the Convertible Debentures or any other Transaction Document.

6.2    Security Interest. This Agreement or any other security agreement, pledge, mortgage, deed of trust or other similar document, agreement or instrument granting a security interest in, pledge of or charge over the assets of Debtor in favor of Secured Party, after delivery thereof shall, for any reason except to the extent permitted by the terms thereof, cease to create a valid and perfected Lien on any of the assets and collateral purported to be covered thereby, or Debtor shall so state in writing or Debtor or any other Person shall take or agree to take any action threatening the validity, perfection or priority of any such security interest.

7.           RIGHTS AND REMEDIES

7.1    Rights and Remedies of Secured Party. Upon and after the occurrence and during the continuance of an Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Secured Party under the other Transaction Documents, the rights and remedies of a secured party under the UCC and all other rights and remedies available to Secured Party under applicable Governmental Requirements, whether at law or in equity, all such rights and remedies being available to Secured Party and being cumulative and enforceable alternatively, successively or concurrently:

(a)          Declare all Obligations to be immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand for payment, protest or notice of any kind, all of which are hereby expressly waived.

(b)          Institute any proceeding or proceedings to enforce the Obligations and any Liens of Secured Party.

(c)          Take possession of the Collateral, and for that purpose, so far as Debtor may give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom without any liability for suit, action or other proceeding, Debtor HEREBY WAIVING ANY AND ALL RIGHTS TO PRIOR NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO REPOSSESSION OF COLLATERAL, and require Debtor, at Debtor’s expense, to assemble and deliver the Collateral to such place or places as Secured Party may designate.

(d)          Operate, manage and control the Collateral (including use of the Collateral and any other property or assets of Debtor in order to continue or complete performance of Debtor’s obligations under any contracts or agreements of Debtor), or permit the Collateral or any portion thereof to remain idle or store the same, and collect all rents and revenues therefrom and sell or otherwise dispose of any or all of the Collateral upon such terms and under such conditions as Secured Party, in its sole discretion, may determine, and purchase or acquire any of the Collateral at any such sale or other disposition, all to the extent permitted by applicable Governmental Requirements.

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(e)          Enforce Debtor’s rights against account debtors and other Obligors.

(f)          Without notice to Debtor, any such notice being expressly waived by Debtor, to set-off and appropriate and apply any and all deposits, in any currency or form, and any other credits, indebtedness or claims, in any currency or form, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Secured Party to or for the credit or the account of Debtor, or any part thereof, against and on account of the obligations and liabilities of Debtor to Secured Party hereunder, whether arising hereunder, under the Purchase Agreement, any other Transaction Document or otherwise, as Secured Party may elect in its sole discretion, whether or not Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Secured Party shall notify Debtor of any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Secured Party to set-off and appropriate are in addition to the other rights and remedies which Secured Party may have hereunder, under any other Transaction Document, or at law or in equity.

(g)          To enforce Debtor’s rights against account debtors and other parties obligated on Collateral, including, but not limited to, the right to: (i) notify and/or require Debtor to notify any or all account debtors and other parties obligated on Collateral to make payments directly to Secured Party or in care of a post office lock box under the sole control of Secured Party established at Debtor’s expense subject to Secured Party’s customary arrangements and charges therefor, and to take any or all action with respect to Collateral as Secured Party shall determine in its sole discretion, including, without limitation, the right to demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any Person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring liability or responsibility to Debtor; (ii) require Debtor to segregate and hold in trust for Secured Party and, on the day of Debtor’s receipt thereof, transmit to Secured Party in the exact form received by Debtor (except for such assignments and endorsements as may be required by Secured Party), all cash, checks, drafts, money orders and other items of payment constituting Collateral or proceeds of Collateral; and/or (iii) establish and maintain at Secured Party a “Repayment Account,” which shall be under the exclusive control of and subject to the sole order of Secured Party and which shall be subject to the imposition of such customary charges as are imposed by Secured Party from time to time upon such accounts, for the deposit of cash, checks, drafts, money orders and other items of payments constituting Collateral or proceeds of Collateral from which Secured Party may, in its sole discretion, at any time and from time to time, withdraw all or any part and apply the same to the payment of the Obligations. Secured Party’s collection and enforcement of Collateral against account debtors and other persons obligated thereon shall be deemed to be commercially reasonable if Secured Party exercises the care and follows the procedures that Secured Party generally applies to the collection of obligations owed to Secured Party. All cash and non-cash proceeds of the Collateral shall be applied by Secured Party upon Secured Party’s actual receipt of cash proceeds against the Obligations, matured or unmatured, in such order as Secured Party shall determine in Secured Party’s sole discretion.

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7.2    Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of Secured Party, upon the occurrence and during the continuation of any Event of Default, for the purpose of carrying out and implementing the terms of this Agreement, to take any and all necessary or appropriate action and to execute and deliver any and all documents and instruments which may be necessary or appropriate to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

(a)          to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession; to execute proofs of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim and loss; or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(b)          to pay or discharge claims, charges or liens levied or placed on or threatened against the Collateral (other than the Permitted Liens);

(c)          to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(d)          to adjust and compromise any claims under insurance policies;

(e)          to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(f)          to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(g)          to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;

(h)          to collect, defend or enforce any right with respect to the Collateral;

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(i)          to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;

(j)          generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, including to execute, in connection with any sale of Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(k)          to communicate in its own name with any party to any agreement with regard to the assignment hereunder of the right, title and interest of Debtor in and under the agreements and other matters relating thereto;

(l)          to undertake, do or perform, at Secured Party’s option and at Debtor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary or advisable, in its sole discretion, to carry out and enforce this Agreement and to protect, preserve, defend or realize upon the Collateral and Secured Party’s Lien therein, all as fully and effectively as Debtor might do; and

All acts of said attorney or designee are hereby ratified and approved by Debtor and said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law, except in the case of gross negligence or willful misconduct. This power of attorney is coupled with an interest and is irrevocable so long as any of the Obligations remain unpaid or unperformed. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the security interest created herein is discharged.

7.3    Notice of Disposition of Collateral and Disclaimer of Warranties. It is mutually agreed that commercial reasonableness and good faith require Secured Party to give Debtor no more than ten (10) days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. It is mutually agreed that it is commercially reasonable for Secured Party to disclaim all warranties which arise with respect to the disposition of the Collateral.

7.4    Reinstatement. To the extent that any payment made or received with respect to the Obligations is subsequently invalidated, determined to be fraudulent or preferential, set aside, defeased or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other Person under any debtor relief law, common law or equitable cause or any other Governmental Requirement, then the Obligations intended to be satisfied by such payment shall be revived and shall continue as if such payment had not been received by Secured Party and the Liens created by this Agreement shall be revived automatically without any action on the part of any party hereto and shall continue as if such payment had not been received by Secured Party.

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8.           MISCELLANEOUS

8.1    Financing Statements. Debtor authorizes Secured Party to file financing statements, continuation statements, amendments, and other similar documents and instruments covering the Collateral and containing such legends as Secured Party shall deem necessary or desirable to perfect or protect Secured Party’s interest in the Collateral, including financing statements as indicate or describe the Collateral as “all assets” or “all personal property.” Debtor agrees to pay all taxes, fees and costs (including reasonable attorneys’ fees) paid or incurred by Secured Party in connection with the preparation, filing or recordation thereof. Debtor waives receipt of any such financing statements that are registered by Secured Party and any confirmation of registration.

8.2    Performance for Debtor. Debtor agrees and hereby authorizes that Secured Party may, in Secured Party’s sole discretion, but Secured Party shall not be obligated to, whether or not an Event of Default shall have occurred, advance funds on behalf of Debtor, without prior notice to Debtor, in order to insure Debtor’s compliance with any covenant, warranty, representation or agreement of Debtor made in or pursuant to this Agreement or any of the Purchase Documents, or to preserve or protect any right or interest of Secured Party in the Collateral or under or pursuant to this Agreement or any of the Transaction Documents. Debtor shall pay to Secured Party upon demand all such advances made by Secured Party with interest thereon at the rate and calculated in the manner provided in the Purchase Agreement. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Secured Party hereunder.

8.3    Expenses. Whether or not any of the transactions contemplated hereby shall be consummated, Debtor agrees to pay to Secured Party on demand the amount of all costs and expenses paid or incurred by Secured Party (including the reasonable fees and expenses of its counsel) in connection with the negotiation, preparation, delivery, amendment, modification, waiver, enforcement or administration of this Agreement and the Transaction Documents and all documents and instruments referred to herein and all costs and expenses paid or incurred by Secured Party in connection with the filing or recordation of all financing statements and instruments as may be required by Secured Party at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith, together with interest on all such amounts at the rate and calculated in the manner provided in the Purchase Agreement. Debtor agrees to save harmless and indemnify Secured Party from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs or any other costs or expenses incurred or paid by Secured Party in connection with this Agreement and the other Transaction Documents. The provisions of this Section 8.3 shall survive the termination of this Agreement and Secured Party’s security interest hereunder and the payment of all other Obligations.

8.4    Applications of Payments and Collateral. Except as may be otherwise specifically provided in the Purchase Agreement, all Collateral and proceeds of Collateral coming into Secured Party’s possession after the occurrence of an Event of Default and all payments made by Debtor may be applied by Secured Party to any of the Obligations, whether matured or unmatured, as Secured Party shall determine in its sole but reasonable discretion in accordance with the terms of the other Transaction Documents. Secured Party may defer the application of non-cash proceeds of Collateral, including, but not limited to, non-cash proceeds collected pursuant hereto, to the Obligations until cash proceeds are actually received by Secured Party.

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8.5    Waivers by Secured Party. Neither any failure nor any delay on the part of Secured Party in exercising any right, power or remedy hereunder, under any of the Transaction Documents or under applicable Governmental Requirements shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

8.6    Waivers by Debtor. Debtor hereby waives, to the extent the same may be waived under applicable law: (a) notice of acceptance of this Agreement; (b) all claims, causes of action and rights of Debtor against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party’s rights or remedies hereunder, under the Transaction Documents or under applicable law; (c) all claims of Debtor for failure of Secured Party to comply with any requirement of applicable law relating to enforcement of Secured Party’s rights or remedies hereunder, under the Transaction Documents or under applicable law; (d) all rights of redemption of Debtor with respect to the Collateral; (e) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (f) presentment, demand for payment, protest and notice of non-payment and all exemptions; (g) any and all other notices or demands which by applicable law must be given to or made upon Debtor by Secured Party; (h) settlement, compromise or release of the obligations of any one or more Persons primarily or secondarily liable upon any of the Obligations; (i) all rights of Debtor to demand that Secured Party release account debtors from further obligation to Secured Party; and (j) substitution, impairment, exchange or release of any Collateral for any of the Obligations. Debtor agrees that Secured Party may exercise any or all of its rights and/or remedies hereunder, under the Transaction Documents and under applicable Governmental Requirements, from time to time, in any order, alternatively, successively or concurrently, without resorting to and without regard to any Collateral or sources of liability with respect to any of the Obligations.

8.7    Modifications. No modification, amendment or waiver of any provision of this Agreement or any of the Transaction Documents, and no consent by Secured Party to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Debtor in any case shall entitle Debtor to any other or further notice or demand in the same, similar or other circumstances.

8.8    Secured Party’s Setoff. Secured Party shall have the right, in addition to all other rights and remedies available to it, following an Event of Default, to set off against any Obligations due Secured Party, any debt owing to Debtor by Secured Party.

8.9    Notices. All notices, demands, and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five (5) Business Days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the Party receiving notice, if sent by facsimile, telecopy, electronic mail or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device). Notices, demands, and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

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If to Debtor:

Micro Imaging Technology, Inc

970 Calle Amanecer, Suite F

San Clemente, California 92673

Attn: Michael Brennan

Facsimile:

If to Secured Party:

Alpine MIT Partners, LLC

8.10    Survival; Successors and Assigns. All covenants, agreements, representations and warranties made herein and in the Transaction Documents shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect until the security interest created herein is discharged. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of Debtor which are contained in this Agreement and the Transaction Documents shall inure to the benefit of Secured Party, its successors and assigns. Debtor may not assign this Agreement or any of its rights hereunder without the prior written consent of Secured Party.

8.11    Applicable Law and Consent to Jurisdiction. The performance and construction of this Agreement shall be governed by the internal laws of the State of Delaware.

8.12    WAIVER OF JURY TRIAL. DEBTOR HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH CREDITOR AND DEBTOR MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS SECURITY AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY DEBTOR AND DEBTOR HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. CREDITOR IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND DEBTOR AND CREDITOR, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. DEBTOR REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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8.13    Severability. If any term, provision or condition, or any part thereof, of this Agreement or any of the Transaction Documents shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement and the Transaction Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

8.14    Merger and Integration. This Agreement contains the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein shall be valid or binding.

8.15    Rights Absolute. All rights of Secured Party and the pledge, assignment, charge and security interest hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, irrespective of:

           (a)          any lack of validity or enforceability of any Transaction Document or any other agreement or instrument relating thereto;

           (b)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Transaction Document, including, without limitation, any increase in the Obligations;

           (c)          any taking, exchange, release or non-perfection of any other collateral, or any taking, release, amendment or waiver of or consent to departure from any guaranty, surety or support agreement for all or any of the Obligations;

           (d)          any manner of application of collateral or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of any principal, guarantor or surety;

           (e)          any change, restructuring or termination of the corporate or company structure or existence of Debtor or any affiliate thereof; and

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           (f)          any other circumstance that might otherwise constitute a defense available to, or a discharge of, Debtor or any affiliate of Debtor, any other Person liable for the Obligations or a third party guarantor or grantor of a security interest.

8.16    Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be validly executed and delivered by facsimile or other electronic transmission (including e-mail), and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as an original signature.

8.17    Discharge. Upon (a) the complete and irrevocable payment and performance in full of the Obligations (other than contingent Obligations for which no claim has been made), (b) the termination and discharge of the Transaction Documents, (c) complete and irrevocable payment and performance in full of the Gold and Silver Supply Agreement and the termination thereof, and (d) such time as there exists no commitment by Secured Party which could give rise to any Obligations (other than contingent Obligations for which no claim has been made), this Agreement shall be terminated, the security interest in the Collateral shall be released, and Secured Party shall execute and deliver such releases and discharges of the security interests created hereby as Debtor may reasonably request in writing, the cost and expense of which shall be paid by Debtor.

8.18    Indemnity. Debtor agrees to pay, indemnify and save and hold harmless Secured Party, its successors and assigns, and each of their directors, officers, partners, managers, members, shareholders, owners, employees, agents, affiliates and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, penalties, liabilities, judgments, suits, proceedings, taxes, costs and expenses (including, without limitation, fees and disbursements of counsel) which may at any time (including, without limitation, at any time following the payment of the Obligations or any Transaction Document) be imposed on, incurred by or asserted against any such Indemnified Party, in any way relating to, in connection with or arising out of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby and any claim, investigation, subpoena, litigation, proceeding or otherwise related to or arising out of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby (but in any case excluding any such claims, damages, losses, liabilities, costs or expenses incurred by reason of the gross negligence or willful misconduct of any Indemnified Party). The obligations of Debtor under this paragraph shall survive the payment in full of the Purchase Agreement and the other Transaction Documents and the termination or release of this Agreement.

8.19    Acknowledgments.          Debtor hereby acknowledges that (a) it has been advised by its own legal counsel in the negotiation, preparation, execution and delivery of this Agreement and each other Transaction Document; (b) this Agreement shall not be construed against any party or more favorably in favor of any party based upon which party drafted the same, it being agreed and acknowledged that all parties contributed substantially to the negotiation and preparation of this Agreement; and (c) Secured Party has no fiduciary relationship with or duty to Debtor, and the relationship between Secured Party, on the one hand, and Debtor, on the other hand, in connection herewith is solely that of creditor and debtor.

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8.20     Joint and Several Liability. Debtor, Borrower and the other guarantors are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each such party has a direct, tangible and immediate impact on the success of the other parties. Debtor will derive substantial and immediate direct and indirect benefit from the Purchase Agreement, the Transaction Documents, the Gold and Silver Supply Agreement and the transactions entered into in connection therewith. Debtor expressly waives any right to revoke, terminate or suspend this Agreement and acknowledges that it entered into such Agreement in contemplation of the benefits that it would receive by the Purchase Agreement, the Gold and Silver Supply Agreement and the other Transaction Documents.

8.21      Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

[Remainder of this page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Security Agreement as of the date first above written.

DEBTOR:

Micro Imaging Technology,
Inc a California corporation

By:
Name: Michael Brennan

Its: President & CEO

SECURED PARTY:

ALPINE MIT PARTNERS, LLC

By:
Dale R. Greenwald, Manager

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SCHEDULE 3.1

TO SECURITY AGREEMENT

Debtor’s name as it appears in official filings in the state of organization

All prior names of Debtor during the past five years, as they appeared from time to time in official filings in the state of its incorporation or organization

The type of entity of Debtor (including corporation, partnership, limited partnership or limited liability company)	California corporation

Organizational identification number issued by Debtor’s state of organization or a statement that no such number has been issued,

Debtor’s state of organization	California

The location of Debtor’s chief executive office, principal place of business, all warehouses, consignees and processors with whom Inventory or other Collateral is stored or located and other premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral

Deposit Accounts: Depository bank and account number

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Exhibit E

OPTION AGREEMENT

Michael Brennan (“Grantor”) hereby certifies that, for value received, Alpine MIT Partners, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled to purchase from Grantor up to a total of 35,714,285 shares of common stock, $0.001 par value per share (the “Common Stock”), of Micro Imaging Technology, Inc., a California corporation (the “Company”) (each such share, an “Option Share” and all such shares, the “Option Shares”) at an exercise price equal to $0.007 per share (as adjusted from time to time as provided in Section 5, the “Exercise Price”), at any time and from time to time from and after April 8, 2012 (the “Vesting Date”) and through and including October 8, 2012 (the “Expiration Date”), and subject to the following terms and conditions.

This Option (“Option”) is one of a series of similar Options issued pursuant to those pursuant to that certain Securities Purchase Agreement, dated March 7, 2012 (the “Securities Purchase Agreement”), by and between Maker and Holder relating to the sale by the Company of 7% Senior Secured Convertible Debentures (the “Debentures. In addition to the terms defined elsewhere in this Option, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

          1.           Exercise and Duration of Options.

          (a)          This Option shall be exercisable by the registered Holder at any time and from time to time on or after the Vesting Date. At (a) 6:30 P.M., New York City time on the Expiration Date, the portion of this Option not exercised prior thereto shall be and become void and of no value.

          (b)          A Holder may exercise this Option by delivering to the Grantor (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Option Shares as to which this Option is being exercised. The date such items are delivered to the Grantor (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Option in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Option and issuance of a New Option evidencing the right to purchase the remaining number of Option Shares.

          2.           Delivery of Option Shares.

          (a)         Upon exercise of this Option, the Grantor shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Option Shares issuable upon such exercise. The Holder, or any Person so designated by the Holder to receive Option Shares, shall be deemed to have become holder of record of such Option Shares as of the Exercise Date. The Grantor shall, upon request of the Holder, use its best efforts to deliver Option Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (b)         This Option is exercisable, either in its entirety or, from time to time, for a portion of the number of Option Shares. Upon surrender of this Option following one or more partial exercises, the Grantor shall issue or cause to be issued, at its expense, a New Option evidencing the right to purchase the remaining number of Option Shares.

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          (c)         The Grantor’s obligations to issue and deliver Option Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Grantor or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Grantor to the Holder in connection with the issuance of Option Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Grantor’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Option as required pursuant to the terms hereof.

          3.          Replacement of Option. If this Option is mutilated, lost, stolen or destroyed, the Grantor shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a New Option, but only upon receipt of evidence reasonably satisfactory to the Grantor of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Option under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Grantor may prescribe.

          4.           Reservation of Option Shares. The Grantor covenants that he will at all times own and keep unencumbered sufficient shares of of Common Stock, solely for the purpose of enabling him to deliver the Option Shares upon exercise of this Option as herein provided, the number of Option Shares which are then issuable and deliverable upon the exercise of this entire Option, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 5). The Grantor covenants that all Option Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

          5.           Certain Adjustments. The Exercise Price and number of Option Shares issuable upon exercise of this Option are subject to adjustment from time to time as set forth in this Section 5.

          (a)          Stock Dividends and Splits. If the Company, at any time while this Option is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

          (b)          Number of Option Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Option Shares that may be purchased upon exercise of this Option shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Option Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

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          (c)        Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.          .

          6.          Miscellaneous.

          (a)           Subject to the restrictions on transfer set forth on the first page hereof, this Option may be assigned by the Holder. This Option may not be assigned by the Grantor. This Option shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns heirs and legal representatives. Subject to the preceding sentence, nothing in this Option shall be construed to give to any person other than the Grantor and the Holder any legal or equitable right, remedy or cause of action under this Option. This Option may be amended only in writing signed by the Grantor and the Holder and their successors and assigns.

          (b)          Governing Law. all questions concerning the construction, validity, enforcement and interpretation of this Option shall be governed by and construed and enforced in accordance with the laws of the state of Delaware.

          (c)          The headings herein are for convenience only, do not constitute a part of this Option and shall not be deemed to limit or affect any of the provisions hereof.

          (d)          In case any one or more of the provisions of this Option shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Option shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Option.

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SIGNATURE PAGE FOLLOWS]

71

IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by its authorized officer as of the date first indicated above.

Michael Brennan

72

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Option)

To: Michael Brennan

The undersigned is the Holder of Option, a copy of which is attached hereto (the “Option”) issued by Michael Brennan. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Option.

1.          The Option is currently exercisable to purchase a total of ______________ Option Shares.

2.          The undersigned Holder hereby exercises its right to purchase _________________ Option Shares pursuant to the Option.

3.          The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Option.

4.          Pursuant to this exercise, the Grantor shall deliver to the holder _______________ Option Shares in accordance with the terms of the Option.

5.          Following this exercise, the Option shall be exercisable to purchase a total of ______________ Option Shares.

Dated: ___________, ________________

Name of Holder:

(Print)
By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Option)

73

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Option]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Option to purchase ____________ shares of Common Stock of Micro Imaging Technology, Inc., a California corporation (the “Company”) to which the within Option relates and appoints ________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: _______, _________________

_______________

(Signature must conform in all respects to name of Holder as specified on the face of the Option)

_______________

Address of Transferee

In the presence of:

_______________

74

Exhibit F

OPTION AGREEMENT

Anthony Frank (“Grantor”) hereby certifies that, for value received, Alpine MIT Partners, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled to purchase from Grantor up to a total of 35,714,285 shares of common stock, $0.001 par value per share (the “Common Stock”), of Micro Imaging Technology, Inc., a California corporation (the “Company”) (each such share, an “Option Share” and all such shares, the “Option Shares”) at an exercise price equal to $0.007 per share (as adjusted from time to time as provided in Section 5, the “Exercise Price”), at any time and from time to time from and after April 7, 2012 (the “Vesting Date”) and through and including October 8, 2012 (the “Expiration Date”), and subject to the following terms and conditions.

This Option (“Option”) is one of a series of similar Options issued pursuant to those pursuant to that certain Securities Purchase Agreement, dated March 7, 2012 (the “Securities Purchase Agreement”), by and between Maker and Holder relating to the sale by the Company of 7% Senior Secured Convertible Debentures (the “Debentures. In addition to the terms defined elsewhere in this Option, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

1.            Exercise and Duration of Options.

(a)          This Option shall be exercisable by the registered Holder at any time and from time to time on or after the Vesting Date. At (a) 6:30 P.M., New York City time on the Expiration Date, the portion of this Option not exercised prior thereto shall be and become void and of no value.

(b)          A Holder may exercise this Option by delivering to the Grantor (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Option Shares as to which this Option is being exercised. The date such items are delivered to the Grantor (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Option in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Option and issuance of a New Option evidencing the right to purchase the remaining number of Option Shares.

2.            Delivery of Option Shares.

(a)          Upon exercise of this Option, the Grantor shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Option Shares issuable upon such exercise. The Holder, or any Person so designated by the Holder to receive Option Shares, shall be deemed to have become holder of record of such Option Shares as of the Exercise Date. The Grantor shall, upon request of the Holder, use its best efforts to deliver Option Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b)          This Option is exercisable, either in its entirety or, from time to time, for a portion of the number of Option Shares. Upon surrender of this Option following one or more partial exercises, the Grantor shall issue or cause to be issued, at its expense, a New Option evidencing the right to purchase the remaining number of Option Shares.

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(c)          The Grantor’s obligations to issue and deliver Option Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Grantor or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Grantor to the Holder in connection with the issuance of Option Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Grantor’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Option as required pursuant to the terms hereof.

3.            Replacement of Option. If this Option is mutilated, lost, stolen or destroyed, the Grantor shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a New Option, but only upon receipt of evidence reasonably satisfactory to the Grantor of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Option under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Grantor may prescribe.

4.            Reservation of Option Shares. The Grantor covenants that he will at all times own and keep unencumbered sufficient shares of of Common Stock, solely for the purpose of enabling him to deliver the Option Shares upon exercise of this Option as herein provided, the number of Option Shares which are then issuable and deliverable upon the exercise of this entire Option, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 5). The Grantor covenants that all Option Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

5.            Certain Adjustments. The Exercise Price and number of Option Shares issuable upon exercise of this Option are subject to adjustment from time to time as set forth in this Section 5.

(a)           Stock Dividends and Splits. If the Company, at any time while this Option is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Number of Option Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Option Shares that may be purchased upon exercise of this Option shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Option Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

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(c)          Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.         .

6.            Miscellaneous.

(a)          Subject to the restrictions on transfer set forth on the first page hereof, this Option may be assigned by the Holder. This Option may not be assigned by the Grantor. This Option shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns heirs and legal representatives. Subject to the preceding sentence, nothing in this Option shall be construed to give to any person other than the Grantor and the Holder any legal or equitable right, remedy or cause of action under this Option. This Option may be amended only in writing signed by the Grantor and the Holder and their successors and assigns.

(b)          Governing Law. all questions concerning the construction, validity, enforcement and interpretation of this Option shall be governed by and construed and enforced in accordance with the laws of the state of Delaware.

(c)          The headings herein are for convenience only, do not constitute a part of this Option and shall not be deemed to limit or affect any of the provisions hereof.

(d)          In case any one or more of the provisions of this Option shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Option shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Option.

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SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by its authorized officer as of the date first indicated above.

____________________________

Anthony Frank

78

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Option)

To: Anthony Frank

The undersigned is the Holder of Option, a copy of which is attached hereto (the “Option”) issued by Anthony Frank. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Option.

1.          The Option is currently exercisable to purchase a total of ______________ Option Shares.

2.          The undersigned Holder hereby exercises its right to purchase _________________ Option Shares pursuant to the Option.

3.          The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Option.

4.          Pursuant to this exercise, the Grantor shall deliver to the holder _______________ Option Shares in accordance with the terms of the Option.

5.          Following this exercise, the Option shall be exercisable to purchase a total of ______________ Option Shares.

Dated: _______, ______________

Name of Holder:

(Print)
By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Option)

79

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Option]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Option to purchase ____________ shares of Common Stock of Micro Imaging Technology, Inc., a California corporation (the “Company”) to which the within Option relates and appoints ________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: _______, _______________

_______________

(Signature must conform in all respects to name of Holder as specified on the face of the Option)

_______________

Address of Transferee

In the presence of:

_______________

80

 Exhibit G

OPTION AGREEMENT

Victor Hollander (“Grantor”) hereby certifies that, for value received, Alpine MIT Partners, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled to purchase from Grantor up to a total of 35,714,285 shares of common stock, $0.001 par value per share (the “Common Stock”), of Micro Imaging Technology, Inc., a California corporation (the “Company”) (each such share, an “Option Share” and all such shares, the “Option Shares”) at an exercise price equal to $0.007 per share (as adjusted from time to time as provided in Section 5, the “Exercise Price”), at any time and from time to time from and after April 8, 2012 (the “Vesting Date”) and through and including October 8, 2012 (the “Expiration Date”), and subject to the following terms and conditions.

This Option (“Option”) is one of a series of similar Options issued pursuant to those pursuant to that certain Securities Purchase Agreement, dated March 7, 2012 (the “Securities Purchase Agreement”), by and between Maker and Holder relating to the sale by the Company of 7% Senior Secured Convertible Debentures (the “Debentures. In addition to the terms defined elsewhere in this Option, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

1.            Exercise and Duration of Options.

(a)          This Option shall be exercisable by the registered Holder at any time and from time to time on or after the Vesting Date. At (a) 6:30 P.M., New York City time on the Expiration Date, the portion of this Option not exercised prior thereto shall be and become void and of no value.

(b)          A Holder may exercise this Option by delivering to the Grantor (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Option Shares as to which this Option is being exercised. The date such items are delivered to the Grantor (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Option in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Option and issuance of a New Option evidencing the right to purchase the remaining number of Option Shares.

2.            Delivery of Option Shares.

(a)          Upon exercise of this Option, the Grantor shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Option Shares issuable upon such exercise. The Holder, or any Person so designated by the Holder to receive Option Shares, shall be deemed to have become holder of record of such Option Shares as of the Exercise Date. The Grantor shall, upon request of the Holder, use its best efforts to deliver Option Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b)          This Option is exercisable, either in its entirety or, from time to time, for a portion of the number of Option Shares. Upon surrender of this Option following one or more partial exercises, the Grantor shall issue or cause to be issued, at its expense, a New Option evidencing the right to purchase the remaining number of Option Shares.

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(c)          The Grantor’s obligations to issue and deliver Option Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Grantor or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Grantor to the Holder in connection with the issuance of Option Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Grantor’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Option as required pursuant to the terms hereof.

3.           Replacement of Option. If this Option is mutilated, lost, stolen or destroyed, the Grantor shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a New Option, but only upon receipt of evidence reasonably satisfactory to the Grantor of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Option under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Grantor may prescribe.

4.           Reservation of Option Shares. The Grantor covenants that he will at all times own and keep unencumbered sufficient shares of of Common Stock, solely for the purpose of enabling him to deliver the Option Shares upon exercise of this Option as herein provided, the number of Option Shares which are then issuable and deliverable upon the exercise of this entire Option, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 5). The Grantor covenants that all Option Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

5.           Certain Adjustments. The Exercise Price and number of Option Shares issuable upon exercise of this Option are subject to adjustment from time to time as set forth in this Section 5.

(a)           Stock Dividends and Splits. If the Company, at any time while this Option is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Number of Option Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Option Shares that may be purchased upon exercise of this Option shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Option Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

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(c)           Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.         .

6.           Miscellaneous.

(a)          Subject to the restrictions on transfer set forth on the first page hereof, this Option may be assigned by the Holder. This Option may not be assigned by the Grantor. This Option shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns heirs and legal representatives. Subject to the preceding sentence, nothing in this Option shall be construed to give to any person other than the Grantor and the Holder any legal or equitable right, remedy or cause of action under this Option. This Option may be amended only in writing signed by the Grantor and the Holder and their successors and assigns.

(b)          Governing Law. all questions concerning the construction, validity, enforcement and interpretation of this Option shall be governed by and construed and enforced in accordance with the laws of the state of Delaware.

(c)          The headings herein are for convenience only, do not constitute a part of this Option and shall not be deemed to limit or affect any of the provisions hereof.

(d)          In case any one or more of the provisions of this Option shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Option shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Option.

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SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by its authorized officer as of the date first indicated above.

___________________________

Victor Hollander

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FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Option)

To: Victor Hollander

The undersigned is the Holder of Option, a copy of which is attached hereto (the “Option”) issued by Victor Hollander. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Option.

1.          The Option is currently exercisable to purchase a total of ______________ Option Shares.

2.          The undersigned Holder hereby exercises its right to purchase _________________ Option Shares pursuant to the Option.

3.          The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Option.

4.          Pursuant to this exercise, the Grantor shall deliver to the holder _______________ Option Shares in accordance with the terms of the Option.

5.          Following this exercise, the Option shall be exercisable to purchase a total of ______________ Option Shares.

Dated: _______, _________

Name of Holder:

(Print)
By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Option)

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FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Option]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Option to purchase ____________ shares of Common Stock of Micro Imaging Technology, Inc., a California corporation (the “Company”) to which the within Option relates and appoints ________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: _______, _________

_______________

(Signature must conform in all respects to name of Holder as specified on the face of the Option)

_______________

Address of Transferee

In the presence of:

_______________

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